CHINA RUITAI INTERNATIONAL HOLDINGS CO. LTD.

RUITAI

www.ruitai.com

Investor Presentation
July 2010

We make consumer products better, stronger, safer
and longer lasting.

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995:  Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.

Potential risks and uncertainties include, but are not limited to, such factors as unanticipated changes in product demand, interruptions in the supply, downturns in the
Chinese economy, changes in applicable regulations, and other information detailed from time to time in the Company's filings and future filings with the United States
Securities and Exchange Commission. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct.

China Ruitai’s Product
Nonionic Cellulose Ether

As an adhesive, Hydroxypropyl Methyl Cellulose (“HPMC”) are used as binding agents in adhesives such as glues or other construction materials.

As a food stabilizer or filler, Microcrystalline Cellulose (“MC”) is a stabilizer in foods or inactive filer in tablets and pharmaceuticals.

As a thickening and bonding agent, Hydroxyethyl Cellulose (“HC’) and Ethyl Cellulose
(“EC”) are used in cosmetics, shampoos, gels as well as pharmaceuticals.

Ginned cotton is the key raw materials for producing cellulose ether (45% of total COGS).

Cotton .

Cellulose Ether

Cotton Crops

Cellulose ether is an organic, cotton-based chemical that dissolves in water and solvents for use as a thickening and bonding agent in liquids and solids and a stabilizer in foods.

What is Cellulose Ether

Company’s Vision

President Xing Fu Lu

As manufacturing of consumer products
mature in China, we want to be the leading
supplier of cellulose ether in the Chinese
market and a recognized exporter of
cellulose ether worldwide.  Since our
genesis as a Company in 2000, we have
continually  strived to develop our
reputation and brand name in China and
abroad.  We bring the same level
enthusiasm to our daily management of our
Company and our relationship with our
current and prospective investors.

We see a bright future for our Company as
we look to expand our product portfolio,
increase our customer base and research
new product opportunities in specialty
chemicals.

Key Investment Highlights

Leading cellulose ether manufacturer in China

Diversified product portfolio with 12 major products and over
260 unique categories

Global sales network with customers in China, the U.S.,
South Korea, Europe, Japan, India etc.

Experienced management team with proven track record

“We make consumer products better, stronger, safer and
longer lasting”

Developing new products to address new customers

Select Financial

China RuiTai International Holding Co., Ltd.

OTCBB: CRUI

Price at (7/12/2010)

$1.15

52-Week range

$0.20 - $1.60

Market Capitalization

$30.0 M

Total Common Shares Outstanding

26,000,000

Miscellaneous warrants

350,000

2009 Revenue

$35.7 M       16%

2009 Net Income

$5.7 M       8.4%

2009 EPS

$0.21          8.7%

2010 Revenue Guidance

$43.0 M   20.4%

2010 Net Income Guidance

$7.0 M      22.8%

Corporate Overview China RuiTai

Original manufacturer of cellulose ether in China

Located in Wenyang, Shandong province, Ruitai is one of  the largest non-ionic cellulose ether producers in China

Twelve major product lines marketed under the trademarked brand names
“RuiTai™” and “Rutocel™” through 30 distribution office throughout  China.

10 production lines with annual production capacity of 8,500 tons

National “Key Hi-Tech” enterprise award for excellence in research, production and marketing capability

555 full-time employees

Shandong
Ruitai

Corporate History

  2000        2001        2002        2003        2004       2005       2006       2007       2008     2009    2010

In Oct, Tai An Ruitai Cellulose Co, Ltd.
was established

1st and 2 nd production lines with Annual
designed production capacity was 500
tons (HPMC, MC)

In May, EC was successfully
developed

3rd HEC production line was
launched (annual production
capacity 500 tons)

In July, H-HPC was developed

4th HPC production line was launched
(annual production capacity 170 tons)

5th production line with annual capacity
of 750 tons was launched

HEMC was developed

6th production line with
annual capacity of 3000
tons was launched

MCC was developed

7th production line with
annual capacity of 450
tons was launched

8th production line with
annual capacity of 1300
tons was launched

9th production line with annual
capacity of 1500 tons was launched

In November, Shandong Ruitai Co,
Ltd. conducted RTO on OTCBB\

10th production line with
annual capacity of 500
tons of EC launched

18%
3%
5%
4%
70%
HPMC
MC
EC
HEC
Other

www.ruitai.com

RUITAI

Product Lines

Product Mix

FY2009

HPMC
(Hydroxypropyl Methyl Cellulose)
Epoxy component for cement and
adhesive applications.

MC
(Microcrystalline Cellulose)
Consumption grade for toothpaste,
pharmaceutical applications and
food additives

HEC and EC
(Hydroxyethyl Cellulose and Ethyl
Cellulose)
Normal grade for shampoo, paint
and glossy gels and
pharmaceuticals

12 major product lines covering 260 different applications

Product Uses and Applications

Construction

                        Latex paint, cement applications as

                        thickener and adhesive

Pharmaceutical

                        Membrane reagent, stabilizer,

                        thickener

Food and Personal Care

                        Thickening agent in jam, ice cream,

                        and toothpaste

Cosmetics

                        Thickener for shampoo and lipstick

Petro-chemical

                        Basic component in PVC

Wide Applications for Non-Ionic Cellulose Ether

Global Demand

Source: * Cellulose Industry Association

Global demand for nonionic cellulose ether in 2009

was 650K tons, expected to reach 750K tons in 2010* with a

Long –term CAGR of 9.1%

Nonionic cellulose ether global
demand by industry

PVC

Pharmaceutical

Construction

Other

Domestic Demand

Domestic Market
Total: 66,500
tons/yr

Construction

Latex paint, mortar dry
mix, paint filler

25,000 tons/yr

PVC

HPMC improves quality
and performance

15,000 tons/yr

Pharmaceutical

Membrane re-agent,
disperser, stabilizer,
thickener

10,000 tons/yr

Food & Cosmetic

Toothpaste, ice cream,
eye-drops,  thickener and
stabilizer

3,500 tons/yr

Others

e.g. Military

5,000 tons/yr or above

Petroleum

HPMC being used in
petroleum drilling

8,000 tons/yr

Nonionic cellulose ether consumption by industry

Domestic output of nonionic cellulose ether in 2009 was around 45,000 tons. The gap between output and demand was fulfilled by import

Source: Cellulose Industry Association

HPMC

EC

MC. HEC & EC

HPMC

HPMC

Attractive Industry Outlook

International markets also

provide near-medium term opportunity

Attractive international marketplace
looking for lower cost cellulose products.

Industry consolidation opportunity

Fragmented market offers capacity and
customer growth through acquisitions

China should maintain labor and

raw material cost advantage

China Ruitai’s products are less
expensive than imports and competitive in
export markets

Domestic demand driven by key

consumer and infrastructure verticals

Policy stimulus in 2010: Construction
  materials go to village*

Product properties difficult to substitute

Source: * No. 1 documents from Central Government in 2010 issued at Jan 31st 2010

Facilities and Production Lines

Staff of 555 including manufacturing on 10
production lines, sales, marketing, administration
and research and development.

For the last ten years, China Ruitai has built a
succession of production lines, each year.

Current capacity of 10 production lines total
approximately 8,500 tons per year.

Production lines are able to manufacture 260
different types of cellulose ether tailored to
specific product manufacturing needs.

Lines are able to “adapt” to new product
requirements and differing blends of cellulose
ethers specific to customers’ product
requirements.

Research and Development

Researcher of 36 and actively
recruiting  from top chemical
engineering programs in the
Shandong Province.

Long-term relationship with
prestigious academic institutes:

Guangzhou Chemical Research
Institute

Jinxi Chemical Research Institute

Shenyang Medical College

China Pharmaceutical University

Wuxi Chemical Research Institute

New products introduced over the
last few years include HPMC, MC,
HPC, and EC.

Sales and Customer Base

Controlled sales network

Trade show expansion

Additional sales offices in Guangzhou, Qingdao,
Nanjing, Chongqing, Chengdu, Shenyang and
Urumqi

Broad customer base

Export: US, Europe, Japan, India, South Korea

4 sales offices in Beijing and Shanghai

(95%) direct sales to the customer

Domestic distribution into over 30 provinces
managed by 30 sales offices

Source: * 12 months ended December 31, 2009

International

Domestic

Established Competitors include Dow
Chemical   (US), Shin-Etsu (Japan),
Hercules (US), and Clariant Co
(Germany), Samsung Fine (South
Korea)

Higher price due to high production
and labor costs associated with cotton
cultivation and procurement

Foreign companies have difficulty
competing with Chinese producers
based on price

Fragmented market with majority focused
on the construction industry

Relatively concentrated market in
pharmaceutical, food and petro-chemical
industry

Main established competitors are:

      ShanDong Heda - 5,000 tons/yr

      Hercules China - 3,000 tons/yr

       Huzhou Zhanwang – 3,000 tons/yr

Competitive Landscape

With 8,500 tons of annual production, China Ruitai is the
Leading Manufacturer in China

Management Team

Xing Fu Lu

President

Gang Ma
CFO

Damming
Ma

Chairman &
CEO

Chairman Ma started the Company in 2000 was the original manufacturer of cellulose  ether in China.

Mr. Ma is a Professional Accountant with close to 20 years of experience in the chemical industries in China.

He has formerly served as Finance Manager for FeiCheng JinTai Company,   FeiCheng Oil
Chemical Plant, and FeiCheng RuiTai Fine Chemical Company, Ltd.

Gang Ma was appointed Chief Financial Officer on November 8, 2007.

Previously, Mr. Ma worked for Shangdong GMB Company from  August 1995 to July 1999 in the company’s financial and accounting department.

Management

Experience

Crystal
Tang,  VP
of Finance

  Worked as associate in PricewaterCoopers investment management group.

  Graduated from University of Illinois with a Master’s of Accounting.

Xing Fu Lu is a professional engineer with over 25 years of experience.

Previously the General Manager in FeiCheng Oil Chemical Plant, and FeiCheng RuiTai
Fine Chemical Company, Ltd

$50
$40
$30
$20
$10
$0
$8.2
2008
2009
2010TTM
2010G
1Q2010
1Q2009

www.ruitai.com

Revenues

$41.4

$35.7

$10.2

USD in millions

$43.0

$37.7

$14
$12
$10
$8
$6
$4
$2
$0
60%
50%
40%
30%
20%
10%
0%
2007
2008
2009
2010TTM
1Q2010
1Q2009
Gross Profit
Gross Margin

RUITAI

www.ruitai.com

Gross Profit and Margins

31%

31.4%

33.3%

$11.9

$11.9

USD in millions

$3.25

32.3%

$13.0

$3.30

39.5%

$11.95

31.6%

16.3%
$7
$6
$5
$4
$3
$2
$1
$0
60%
50%
40%
30%
20%
10%
0%
$1.43
2007
2008
2009
2010TTM
1Q2010
1Q2009
Net Income
Net Margin

www.ruitai.com

Healthy Net Income Growth

12.7%

12.6%

15.4%

$4.9

$5.7

USD in millions

$1.96

16.3%

$5.2

17.2%

$6.3

16.7%

Income Statement

FY 2008

FY 2009

Q1 2010

REVENUES

$41,135,497

$35,736,104

$10,238,256

Less:  Cost of Goods Sold

28,124,549

23,865,156

6,929,872

Gross Profits

13,101,948

11,870,948

3,308,384

OPERATING EXPENSES

       Selling Expenses

2,002,852

1,547,688

359,075

       General and Administrative Expenses

2,741,567

2,611,721

284,252

Total Operating Expenses

4,744,419

4,159,409

643,327

       Interest Expenses

(2,840,105)

(2,473,370)

(578,487)

       Interest Income

1,721,419

2,370,482

391,180

Net Income before Income Taxes

6,985,53

7,567,816

2,605,221

Less:  Provision for Income Taxes

1,746,314

1,891,955

646,302

Net Income

5,238,939

5,675,861

1,939,530

Earnings Per Share

$0.19

$0.21

$0.07

Summary Balance Sheet

March 31, 2010

March 31, 2009

CURRENT ASSETS

  Cash and Equivalents

$7,953,190

$10,174,528

  Restricted Cash

32,274,000

33,054,466

  Accounts Receivable

7,665,940

4,098,729

  Inventory

7,581,269

8,132,681

Total Current Assets

65,275,384

64,390,196

Property, Plant and Equipment

13,503,313

13,204,825

Commercial Leasing Assets

36,607,620

36,710,934

Total Assets

120,363,054

120,183,732

CURRENT LIABILITIES

  Short-term bank loan

25,370,298

27,195,342

  Accounts Payable

6,694,910

6,175,266

  Notes Payable

48,557,700

50,020,476

  Taxes Payable

5,574,445

5,277,239

Total Current Liabilities

94,299,530

96,152,147

Total Stockholder's Equity

24,071,417

22,045,471

Summary Cash Flow

March 31, 2010

March 31, 2009

Cash Flows from Operating Activities

Net Income

$1,958,919

$1,413,972

Depreciation and Amortization

564,625

311,395

  Restricted cash

879,900

(9,931,952)

  Noted receivable

(566,011)

2,607,913

Accounts Receivable

(3,553,625)

(1,163,972)

Inventory

575,753

52,815

Accounts Payable

770,749

900,750

NET CASH PROVIDED BY OPERATIONS

730,568

2,667,466

NET CASH USED IN INVESTING ACTIVITIES

(609,265)

(5,373,235)

Cash Flows from Financing Activities

Proceeds from bank loans

6,003,851

Repayment of bank loans

(7,910,301)

(730,293)

Due to a related party

(347,609)

Loan from employees

(118,513)

238,785

NET CASH PROVIDED BY FINANCING ACTIVITIES

(2,372,572)

(491,508)

CASH AND CASH EQUIVALENTS BEGINNING OF
PERIOD

10,174,528

5,319,456

CASH AND CASH EQUIVALENTS END OF PERIOD

7,953,190

2,129,321

Growth Strategies

Capture greater domestic share through aggressive sales
and marketing programs

Capacity expansion focused on higher margin products

(EC, HPC, HEC, HPMC)

Grow international markets via distributors

R&D focus to develop new products for specific industries

Increase Ruitai™ brand equity

Contact Us

Auditor:  Bernstein & Pinchuck LLP
Drew Bernstein
Seven  Penn Plaza,New York, NY 10001

(212) 279-7900

Internal Control advisor: UHY Advisors

Melanie Chen

19 west 44th street,New York, NY 10036

(212) 381-4700

Attorney:  Loeb & Loeb, LLP

Mitchell S. Nussbaum

345 Park Avenue, New York, NY10154

212.407.4159/212.504.3013

PRC Attorney: B & D Law Firm

Andy Gu

86 10 6478 9105

www.bdlawyer.com.cn

Company:
Crystal Tang VP  - US Office

(212)-899-5131  Fax:(212) 899-3189
1221 Avenue of Americas Suite 4200
New York, NY 10020

crystal@rutocel.com

Mr. Dianmin Ma, CEO

Wenyang Town, Feicheng City ShanDong,
China 271603

Telephone: 86 538 38 50 703

http://www.ruitai.com

http://www.rutocel.com

Investor Relations:
John T. Mattio, SVP

HC International, CT and NY

(203) 616 5144

John.mattio@hcinternational.net